UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2021

Oaktree Specialty Lending Corporation

(Exact name of Registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

A&R Advisory Agreement

On March 19, 2021, in connection with the consummation of the Mergers (as defined below), Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), entered into an amended and restated investment advisory agreement (the “A&R Advisory Agreement”) with Oaktree Fund Advisors, LLC (the “Adviser”). The A&R Advisory Agreement amends and restates the existing investment advisory agreement, dated as of May 4, 2020, by and between the Company and the Adviser (the “Current Advisory Agreement”) to (1) waive an aggregate of $6 million of base management fees otherwise payable to the Adviser in the two years following the closing of the Mergers at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) and (2) revise the calculation of the incentive fees to eliminate certain unintended consequences of the accounting treatment of the Mergers on the incentive fees payable to the Adviser.

Under the A&R Advisory Agreement, the definition of “Pre-Incentive Fee Net Investment Income” (from which the incentive fee on income is calculated) was amended to exclude any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from merger-related accounting adjustments in connection with the assets acquired in the Mergers, including any premium or discount paid for the acquisition of such assets, solely to the extent that the inclusion of such merger-related accounting adjustments, in the aggregate, would result in an increase in Pre-Incentive Fee Net Investment Income. In addition, under the A&R Advisory Agreement, the calculation of realized capital gains, realized capital losses and unrealized capital depreciation (from which the incentive fee on capital gains is calculated) was amended to (1) not include any such amounts resulting solely from merger-related accounting adjustments in connection with the assets acquired in the Mergers, including any premium or discount paid for the acquisition of such assets, solely to the extent that the inclusion of such merger-related accounting adjustments, in the aggregate, would result in an increase in the incentive fee on capital gains and (2) include any such amounts associated with the investments acquired in the Mergers for the period from October 1, 2018 to the date of closing of the Mergers, solely to the extent that the exclusion of such amounts, in the aggregate, would result in an increase in the incentive fee on capital gains

None of the other terms changed in the A&R Advisory Agreement as compared to the Current Advisory Agreement, and the services to be provided by the Adviser and the term of the agreement remain the same.

The description above is only a summary of the material provisions of the A&R Advisory Agreement and is qualified in its entirety by reference to a copy of the A&R Advisory Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Credit Facilities

On March 19, 2021, as a result of the consummation of the Mergers, OCSL became party to the credit facilities of Oaktree Strategic Income Corporation (“OCSI”): the Citibank Facility and the Deutsche Bank Facility (each, as described below).

OCSI Senior Funding II LLC, OCSL’s wholly-owned, special purpose financing subsidiary, is the borrower under a revolving credit facility (the “Citibank Facility”) with the lenders referred to therein, Citibank, N.A., as administrative agent, and Wells Fargo Bank, N.A., as collateral agent and custodian, which allows OCSL to borrow up to $180 million (subject to borrowing base and other limitations). The reinvestment period under the Citibank Facility is scheduled to expire on July 19, 2021 and the maturity date for the Citibank Facility is July 18, 2023. Borrowings under the Citibank Facility are subject to certain customary advance rates and accrue interest at a rate equal to London Interbank Offered Rate (“LIBOR”) plus 1.70% per annum on broadly syndicated loans and LIBOR plus 2.25% per annum on all other eligible loans during the reinvestment period. Following termination of the reinvestment period, borrowings under the Citibank Facility will accrue interest at rates equal to LIBOR plus 3.50% per annum during the first year after the reinvestment period and LIBOR plus 4.00% per annum during the subsequent two years, respectively. In addition, for the duration of the reinvestment period there is a non-usage fee payable of 0.50% per annum on the undrawn amount under the Citibank Facility. The minimum asset coverage ratio applicable to OCSL under the Citibank Facility is 150% as determined in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Borrowings under the Citibank Facility are secured by all of the assets of OCSI Senior Funding II LLC and all of OCSL’s equity interests in OCSI Senior Funding II LLC. OCSL may use the Citibank Facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Citibank Facility is subject to the satisfaction of certain conditions. As of March 19, 2021, OCSL had approximately $124.1 million outstanding under the Citibank Facility.

OCSI Senior Funding Ltd., a wholly-owned subsidiary of OCSL, is the borrower under a loan financing and servicing agreement (as amended, the “Deutsche Bank Facility”) with OCSL as equityholder and as servicer, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Wells Fargo Bank, National Association, as collateral agent and as collateral custodian, which allows OCSL to borrow up to $160 million (subject to borrowing base and other limitations). The revolving period under the Deutsche Bank Facility is scheduled to expire on September 30, 2021 and the maturity date for the Deutsche Bank Facility is the earliest of March 30, 2022, the occurrence of an event of default or completion of a securitization transaction. Borrowings under the Deutsche Bank Facility accrue interest at a rate of three-month LIBOR plus 2.65% through September 30, 2021, following which the interest rate will reset to three-month LIBOR plus 2.80% for the remaining term of the Deutsche Bank Facility, in each case with a 0.25% LIBOR floor. There is a non-usage fee of 0.50% per annum payable on the undrawn amount under the Deutsche Bank Facility, and a minimum utilization fee should the drawn amount under the Deutsche Bank Facility fall below 80%. The Deutsche Bank Facility is secured by all of the assets held by OCSI Senior Funding Ltd. OCSI Senior Funding Ltd. has made customary representations and warranties and is required to comply with various affirmative and negative covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings of OCSL, including indirectly under the Deutsche Bank Facility, are subject to the leverage restrictions contained in the 1940 Act. As of March 19, 2021, OCSL had approximately $115.7 million outstanding under the Deutsche Bank Facility.

The description above is only a summary of the material provisions of the Citibank Facility and the Deutsche Bank Facility and is qualified in its entirety by reference to the Citibank Facility and the Deutsche Bank Facility, which are filed as Exhibits 10.2 through 10.17 to this current report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

Upon the effectiveness of the A&R Advisory Agreement, the Current Advisory Agreement was terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2021, OCSL completed its previously announced acquisition of Oaktree Strategic Income Corporation (“OCSI”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 28, 2020, by and among OCSI, OCSL, Lion Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OCSL (“Merger Sub”), and, solely for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSI and OCSL. Pursuant to the Merger Agreement, Merger Sub was first merged with and into OCSI, with OCSI as the surviving corporation (the “Merger”), and, immediately following the Merger, OCSI was then merged with and into OCSL, with OCSL as the surviving company (together with the Merger, the “Mergers”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of OCSI’s common stock was converted into the right to receive 1.3371 shares of OCSL’s common stock (with OCSI’s stockholders receiving cash in lieu of fractional shares of OCSL’s common stock). As a result of the Mergers, OCSL issued an aggregate of approximately 39.4 million shares of its common stock to former OCSI stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by OCSL as Exhibit 2.1 to its Current Report on Form 8-K filed on October 29, 2020.

Item 7.01.	Regulation FD Disclosure.

The adjusted net asset value per share of OCSL common stock as of March 17, 2021 was estimated to be $7.07, and the adjusted net asset value per share of OCSI common stock as of March 17, 2021 was estimated to be $9.45, net of the $0.10 per share special distribution (the “OCSI Special Distribution”).

The net asset value determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The net asset value was not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of OCSL’s financial results. OCSL’s net asset value per share as of March 31, 2021 may differ materially from the estimated net asset value provided in this report as a result of the completion of OCSL’s financial closing procedures, and final adjustments and other developments arising between now and the time that OCSL’s financial results as of and for the three months ended March 31, 2021 are finalized.

On March 19, 2021, OCSL issued a press release announcing, among other things, (i) the completion of the Mergers and (ii) that, prior to completion of the Mergers, and as previously announced, the board of directors of OCSI declared the OCSI Special Distribution. The OCSI Special Distribution will be payable on or about March 19, 2021 to stockholders of record of OCSI as of March 17, 2021 who held their shares through March 19, 2021. A copy of this press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01 is being “furnished” and is not deemed “filed” by OCSL for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Investment Advisory Agreement, dated as of March 19, 2021, between the Registrant and Oaktree Fund Advisors, LLC

10.2	Loan Sale Agreement by and between Registrant and FS Senior Funding II LLC, dated as of January 15, 2015

10.3	Amended and Restated Loan and Security Agreement, dated as of January 31, 2018, by and among Registrant, OCSI Senior Funding II LLC, the lenders referred to therein, Citibank, N.A., and Wells Fargo Bank, National Association

10.4	First Amendment to the Amended and Restated Loan and Security Agreement by and among the Registrant, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of May 14, 2018

10.5	Second Amendment to the Amended and Restated Loan and Security Agreement by and among Registrant, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of July 18, 2018.

10.6	Third Amendment to the Amended and Restated Loan and Security Agreement by and among Registrant, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of September 17, 2018.

10.7	Fourth Amendment to the Amended and Restated Loan and Security Agreement by and among Registrant, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of September 20, 2019.

10.8	Fifth Amendment to the Amended and Restated Loan and Security Agreement by and among the Registrant, as collateral manager, OCSI Senior Funding II LLC, as borrower, and Citibank, N.A., as administrative agent and sole lender, dated as of October 27, 2020.

10.9	Loan Financing and Servicing Agreement, dated as of September 24, 2018, by and among OCSI Senior Funding Ltd., as borrower, Registrant, as equityholder and as servicer, the lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto and Wells Fargo Bank, National Association, as collateral agent and as collateral custodian.

10.10	Sale and Contribution Agreement, dated as of September 24, 2018, by and between Registrant, as seller, and OCSI Senior Funding Ltd., as purchaser.

10.11	Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of March 13, 2019, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender.

10.12	Amendment No. 2 to Loan Financing and Servicing Agreement, dated as of June 27, 2019 among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as a committed lender..

10.13	Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of September 20, 2019, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender.

10.14	Amendment No. 4 to Loan Financing and Servicing Agreement, dated as of March 22, 2020, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender.

10.15	Amendment No. 5 to Loan Financing and Servicing Agreement, dated as of July 8, 2020, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender.

10.16	Amendment No. 6 to Loan Financing and Servicing Agreement, dated as of September 29, 2020, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch as facility agent and as committed lender.

10.17	Amendment No. 7 to Loan Financing and Servicing Agreement, dated as of October 27, 2020, among OCSI Senior Funding Ltd., as borrower, the Registrant, as servicer, and Deutsche Bank AG, New York Branch, as facility agent and as a committed lender.

99.1	Press release of Oaktree Specialty Lending Corporation dated March 19, 2021

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: March 19, 2021	By:	/s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer